COUSINS PROPERTIES INCORPORATED	Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

At December 31, 2019, the Registrant had the following subsidiaries:

Subsidiary	State of Incorporation
101 South Tryon GP, LLC	Delaware
101 South Tryon LP	Delaware
1230 Peachtree Associates LLC	Georgia
5950 Sherry Property, LLC	Delaware
Austin 300 Colorado Investor, LLC	Georgia
Burnett Parking GP, LLC	Delaware
Burnett Parking LP	Delaware
Burnett Plaza GP, LLC	Delaware
Burnett Plaza LP	Delaware
Cousins 100 Mill Investor LLC	Georgia
Cousins 1200 Parent LLC	Georgia
Cousins 1200 Peachtree LLC	Georgia
Cousins 214 N. Tryon, LP	Delaware
Cousins 222 S. Mill, LLC	Delaware
Cousins 3rd & Colorado LLC	Georgia
Cousins 3rd W Peachtree LLC	Georgia
Cousins 3WP Consulting LLC	Georgia
Cousins 3WP Holdings LLC	Georgia
Cousins 3060 Peachtree, LLC	Delaware
Cousins 3060 Peachtree Sub, LLC	Delaware
Cousins 550 South Caldwell, LP	Delaware
Cousins 816 Congress LLC	Georgia
Cousins 8th and West Peachtree LLC	Georgia
Cousins 8th and 7th LLC	Georgia
Cousins Acquisitions Entity LLC	Georgia
Cousins Austin, LLC	Delaware
Cousins Austin Partner, LLC	Delaware
Cousins - Austin Portfolio Holdings, LLC	Delaware
Cousins Avalon LLC	Georgia
Cousins CH Holdings LLC	Georgia
Cousins CH Investment LLC	Georgia
Cousins Colorado Investor LLC	Georgia
Cousins Colorado Land LLC	Georgia
Cousins Decatur Development LLC	Georgia
Cousins Employees LLC	Georgia
Cousins FTC Charlotte LP	Georgia
Cousins FTC Holding LLC	Georgia
Cousins Fund II Buckhead, LLC	Delaware
Cousins Fund II Closeout LLC	Delaware
Cousins Fund II Phoenix I, LLC	Delaware

Cousins Fund II Phoenix II, LLC	Delaware
Cousins Fund II Phoenix III LLC	Delaware
Cousins Fund II Phoenix IV, LLC	Delaware
Cousins Fund II Phoenix V, LLC	Delaware
Cousins Fund II Tampa II, LLC	Delaware
Cousins Fund II Tampa III, LLC	Delaware
Cousins International Plaza I, LLC	Delaware
Cousins International Plaza II, LLC	Delaware
Cousins International Plaza III, LLC	Delaware
Cousins International Plaza V Land, LLC	Delaware
Cousins International Plaza VI Land, LLC	Delaware
Cousins NC Gen Partner LLC	Georgia
Cousins Northpark 400 LLC	Georgia
Cousins Northpark 500/600 LLC	Georgia
Cousins OF II, LLC	Delaware
Cousins One Capital, LLC	Delaware
Cousins One Capital City Plaza, LLC	Delaware
Cousins One Capital Manager, LLC	Delaware
Cousins - One Congress Plaza, LLC	Delaware
Cousins - One Congress Plaza Mezzanine, LLC	Delaware
Cousins Phoenix VI, LLC	Delaware
Cousins Properties LP	Delaware
Cousins Properties Office Fund II, L.P.	Delaware
Cousins Properties Services LLC	Texas
Cousins Properties Sub, Inc.	Maryland
Cousins Realty Services LLC	Delaware
Cousins Research Park V LLC	Georgia
Cousins - San Jacinto Center LLC	Delaware
Cousins - San Jacinto Center Mezzanine, LLC	Delaware
Cousins Spring & 8th Streets LLC	Georgia
Cousins Spring & 8th Streets Parent LLC	Georgia
Cousins SUSP, LLC	Delaware
Cousins Tampa, LLC	Delaware
Cousins Tampa Sub, LLC	Delaware
Cousins TBP, LLC	Delaware
Cousins Terminus LLC	Delaware
Cousins Tower Place 200 LLC	Delaware
Cousins TRS Austin Amenities, LLC	Delaware
Cousins TRS Services LLC	Georgia
Cousins Victory Investment LLC	Georgia
Cousins W. Rio Salado, LLC	Delaware
CP - Forsyth Investments LLC	Georgia
CPI Services LLC	Georgia
DC Charlotte Plaza Investment LLC	Georgia
DC Charlotte Plaza Manager LLC	Georgia
Domain Junction 2 LLC	Delaware

Domain Junction 7 LLC	Delaware
Domain Junction 8 LLC	Delaware
Domain Junction 8 Venture LLC	Delaware
Domain Junction LLC	Delaware
Meridian Mark Plaza, LLC	Georgia
Murphy GP LLC	Georgia
Murphy Subsidiary Holdings Corporation	Maryland
One Briarlake Plaza Member LLC	Delaware
One Briarlake Plaza Owner LLC	Delaware
Terminus Office Holdings LLC	Delaware
Terminus Venture T100 LLC	Delaware
Terminus Venture T200 LLC	Delaware
Tier Operating Partnership LP	Texas
Tier Property Management, LLC	Delaware
TR 3354 Office Member LLC	Delaware
TR Domain 10 LLC	Delaware
TR Domain 11 LLC	Delaware
TR Domain 12 LLC	Delaware
TR Domain 9 LLC	Delaware
TR Domain JV LLC	Delaware
TR Domain LLC	Delaware
TR Domain Point Member LLC	Delaware
TR Legacy Circle LLC	Delaware
TR Legacy Member LLC	Delaware
TR Terrace GP LLC	Delaware
TR Terrace LP	Delaware
Two Briarlake Plaza GP LLC	Delaware
Two Briarlake Plaza LP	Delaware
Woodcrest Holding LLC	Delaware
Woodcrest I LLC	Delaware
Woodcrest II LLC	Delaware
Woodcrest III LLC	Delaware
Woodcrest IV LLC	Delaware
Woodcrest Road Associates LP	Pennsylvanna
Woodcrest Road Urban Renewal LLC	New Jersey

At December 31, 2019, the financial statements of the following entities were consolidated with those of the Registrant in the consolidated financial statements incorporated herein:

Subsidiary	State of Incorporation
3354 Office/Condo, LLC (95% owned by Registrant)	Delaware
HICO 100 Mill LLC (90% owned by Registrant)	Delaware
HICO 100 Mill TRS LLC (90% owned by Registrant)	Delaware
HICO Avalon LLC (90% owned by Registrant)	Delaware
HICO Avalon II LLC (90% owned by Registrant)	Delaware
HICO Victory Center LP (75% owned by Registrant)	Delaware

TR 3354 Office LLC (95% owned by Registrant)	Delaware
TR Domain Point LLC (96.5% owned by Registrant)	Delaware
TR Legacy Town Center LLC (95% owned by Registrant)	Delaware

The names of particular subsidiaries have been omitted because, when considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.